                                      Rule 497(e) File Nos. 33-6540 and 811-5033

Prospectus  March 2, 1998
As Supplemented November 1, 1998
CitiFunds(SM) Intermediate Income Portfolio

This Prospectus describes CitiFunds(SM) Intermediate Income Portfolio, a diversified mutual fund in the CitiFunds Family of Funds. Citibank, N.A. is the investment manager.

This Prospectus concisely sets forth information about the Fund that a prospective investor should know before investing. A Statement of Additional Information dated the date of this Prospectus (and incorporated by reference in this Prospectus) has been filed with the Securities and Exchange Commission. Copies of the Statement of Additional Information may be obtained without charge, and further inquiries about the Fund may be made, by contacting the investor's Service Agent or by calling 1-800-625-4554. The Statement of Additional Information and other related materials are available on the SEC's Internet web site (http://www.sec.gov).

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REMEMBER THAT SHARES OF THE FUND:

    o ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY;

    o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK OR ANY OF ITS AFFILIATES;

    o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

TABLE OF CONTENTS

Prospectus Summary                                                           3
 ..............................................................................
Expense Summary                                                              5
 ..............................................................................
Condensed Financial Information                                              6
 ..............................................................................
Investment Information                                                       7
 ..............................................................................
Risk Considerations                                                         10
 ..............................................................................
Valuation of Shares                                                         11
 ..............................................................................
Purchases                                                                   11
 ..............................................................................
Exchanges                                                                   12
 ..............................................................................
Redemptions                                                                 12
 ..............................................................................
Dividends and Distributions                                                 13
 ..............................................................................
Management                                                                  14
 ..............................................................................
Tax Matters                                                                 16
 ..............................................................................
Performance Information                                                     17
 ..............................................................................
General Information                                                         17
 ..............................................................................
Appendix -- Permitted Investments and Investment Practices                  19
 ..............................................................................

PROSPECTUS SUMMARY

See the body of the Prospectus for more information on the topics discussed in this summary.

THE FUND: This Prospectus describes CitiFunds(SM) Intermediate Income
Portfolio.

INVESTMENT OBJECTIVES AND POLICIES: The Fund's investment objectives are to generate a high level of current income and preserve the value of its shareholders' investment. The Fund invests in a broad range of fixed income securities, including preferred stock and debt securities issued by U.S. and non-U.S. companies and debt securities of the U.S. Government and governments of other countries, including developing countries. Under normal market conditions, the Fund's dollar weighted average portfolio maturity will be from three to ten years.

INVESTMENT MANAGER AND DISTRIBUTOR: Citibank, N.A. ("Citibank" or the "Manager"), a wholly-owned subsidiary of Citicorp, is the investment manager. Citibank and its affiliates manage more than $88 billion in assets worldwide. CFBDS, Inc. ("CFBDS" or the "Distributor") is the distributor of shares of the Fund. See "Management."

PURCHASES AND REDEMPTIONS: Investors may purchase and redeem shares of the Fund through a Service Agent on any day the New York Stock Exchange is open for trading. See "Purchases" and "Redemptions."

PRICING: Shares of the Fund are purchased and redeemed at net asset value, without a sales load or redemption fees. Shares are subject to a fee of up to 0.25% per annum of the Fund's average daily net assets for distribution, sales and marketing and shareholder services. See "Purchases" and "Management -- Distribution Arrangements."

EXCHANGES: Shares may be exchanged for shares of the CitiSelect(R) Portfolios and certain other CitiFunds. See "Exchanges."

DIVIDENDS: Dividends, if any, are declared and paid monthly. Net capital gains, if any, are distributed annually. See "Dividends and Distributions."

REINVESTMENT: All dividends and capital gains distributions may be received either in cash or in Fund shares at net asset value. See "Dividends and Distributions."

WHO SHOULD INVEST: The Fund is designed for investors seeking a higher level of current income than is generally available from shorter-term securities, and who are willing to accept the greater price fluctuations associated with higher levels of income.

RISK FACTORS: There can be no assurance that the Fund will achieve its investment objectives, and the Fund's net asset value will fluctuate based on changes in the values of the underlying portfolio securities. As a result, an investor's shares may be worth more or less at redemption than at the time of purchase.

The value of fixed income securities, including those backed by the U.S. Government, generally goes down when interest rates go up, and vice versa. Changes in interest rates will generally cause bigger changes in the prices of longer-term securities than in the prices of shorter-term securities.

Investors in the Fund should be aware that prices of fixed income securities also fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower rated securities often fluctuate more than those of higher rated securities. Also, it is possible that some issuers will be unable to make required payments on fixed income securities held by the Fund. Securities that are backed by the full faith and credit of the U.S. Government are generally thought to have minimal credit risk.

The Fund may invest a portion of its assets in non-U.S. securities. The special risks of investing in non-U.S. securities include possible adverse political, social and economic developments abroad, differing regulations to which non-U.S. issuers are subject and different characteristics of non-U.S. economies and markets. The Fund's non-U.S. securities often will trade in non-U.S. currencies, which can be volatile and may be subject to governmental controls or intervention. In addition, securities of non-U.S. issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Fund may invest in securities of issuers in developing countries, and all of these risks are increased for investments in issuers in developing countries.

Certain investment practices, such as repurchase agreements, forward delivery contracts and loans of securities, also may entail special risks. Investors should read "Risk Considerations" and the Appendix for more information.

EXPENSE SUMMARY

The following table summarizes estimated shareholder transaction and annual operating expenses for shares of the Fund. For more information on costs and expenses, see "Management" -- page 14 and "General Information -- Expenses" -- page 18.*

                                                                  CITIFUNDS
                                                               INTERMEDIATE
                                                                     INCOME
                                                                  PORTFOLIO
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SHAREHOLDER TRANSACTION EXPENSES                                       None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS):
Management Fee (after fee waivers) (1)(3)                             0.20%
12b-1 Fees (including service fees) (2)                               0.25%
Other Expenses (after fee waivers) (3)                                0.45%
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Total Fund Operating Expenses (after fee waivers) (3)                 0.90%
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*    This table is intended to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. The table shows the fees paid to various service providers after giving effect to expected voluntary partial fee waivers. There can be no assurance that the fee waivers reflected in the table will continue at these levels. The information in the table and in the example below is based on the Fund's expenses for the fiscal year ended December 31, 1997, as revised to reflect current fees.
(1)  A combined fee for investment advisory and administrative services.
(2) 12b-1 distribution fees are asset-based sales charges. Long-term shareholders in the Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.
(3) Absent fee waivers and reimbursements, management fees, other expenses and total fund operating expenses would be 0.70%, 0.47% and 1.42%, respectively, as revised to reflect the Fund's current fees and expense structure.

EXAMPLE: A shareholder would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each period indicated below:

                                             ONE     THREE      FIVE        TEN
                                            YEAR     YEARS     YEARS      YEARS
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CITIFUNDS INTERMEDIATE INCOME PORTFOLIO       $9       $29       $50       $111
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The Example assumes that all dividends are reinvested and reflects certain voluntary fee waivers. If the fee waivers and reimbursements were not made, the amounts in the example would be $14, $45, $78 and $170. The assumption of a 5% annual return is required by the Securities and Exchange Commission for all mutual funds, and is not a prediction of the Fund's future performance.
THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE
EXPENSES OF THE FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION

The following table provides condensed financial information about the Fund for the periods indicated. The information below should be read in conjunction with the financial statements appearing in the Fund's Annual Report to Shareholders, which are incorporated by reference in the Statement of Additional Information. The financial statements and notes, as well as the table below, have been audited by Deloitte & Touche LLP, independent certified public accountants. The report of Deloitte & Touche LLP is included in the Fund's Annual Report. Copies of the Annual Report may be obtained without charge from an investor's Service Agent or by calling 1-800-625-4554.

                               CITIFUNDS INTERMEDIATE INCOME PORTFOLIO -- FINANCIAL HIGHLIGHTS

                                                                                                           FOR THE PERIOD
                                                                                                            JUNE 25, 1993
                                                                                                         (COMMENCEMENT OF
                                                        YEAR ENDED DECEMBER 31,                            OPERATIONS) TO
                                           1997            1996            1995            1994         DECEMBER 31, 1993
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period     $ 9.48          $ 9.77          $ 8.91          $ 9.88                    $10.00
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Income from Operations:
Net investment income                     0.575            0.54            0.57           0.521                     0.261
Net realized and unrealized gain
 (loss) on investments                    0.239           (0.29)           0.86          (0.959)                    0.037
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    Total from operations                 0.814            0.25            1.43          (0.438)                    0.298
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Less Distributions
From:
Net investment income                    (0.574)          (0.54)          (0.57)         (0.516)                   (0.261)
In excess of net investment income           --              --              --              --                    (0.006)
Net realized gain on investments             --              --              --          (0.016)                   (0.151)
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Total from dividends and distributions   (0.574)          (0.54)          (0.57)         (0.532)                   (0.418)
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Net Asset Value, end of period           $ 9.72          $ 9.48          $ 9.77          $ 8.91                    $ 9.88
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RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of period
  (000's omitted)                       $36,702         $43,919         $49,618         $47,582                   $61,183
Ratio of expenses to average
  net assets                               0.92%           0.90%           0.90%           0.90%                     0.90%*
Ratio of expenses to average net
  assets after fees paid
  indirectly(A)                            0.90%           0.90%           0.90%           0.90%                     0.90%
Ratio of net
investment income to average net assets    5.92%           5.72%           5.97%           5.52%                     4.95%*
Portfolio turnover                          146%            495%            396%            291%                      103%
Total return                               8.87%           2.73%          16.45%          (4.48)%                    2.99%+

Note: If certain agents of the Fund had not voluntarily agreed to waive a portion of their fees for the periods indicated and expenses were not reduced for fees paid indirectly for the years ended after December 31, 1994, the net investment income per share and the ratios would have been as follows:

Net investment income per share         $ 0.522          $ 0.50          $ 0.52         $ 0.475                      $0.236
RATIOS:
Expenses to average net assets             1.47%           1.39%           1.42%           1.39%                       1.38%*
Net investment income to average
  net assets                               5.37%           5.23%           5.45%           5.03%                       4.47%*

  * Annualized.
  + Not annualized.
(A) The expense ratios for the year ended December 31, 1995 and the periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangments with its service providers. The expense ratios for each of the periods ended before
    December 31, 1995 have not been adjusted to reflect this change.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVES: The investment objectives of the Fund are to generate a high level of current income and preserve the value of its shareholders' investment.

The investment objectives of the Fund may be changed by its Trustees without approval by the Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that the Fund will achieve its investment objectives.

INVESTMENT POLICIES: The Fund seeks its objectives by investing in a broad range of fixed income securities, including preferred stock and debt issued by U.S. and non-U.S. companies and debt of the U.S. Government and governments of other countries. As a non-fundamental policy, under normal circumstances, at least 65% of the Fund's total assets are invested in fixed income securities, but the Fund expects that substantially all of its assets generally will be invested in fixed income securities.

The Fund will invest in debt obligations of U.S. companies only if they carry at least a Baa rating from Moody's Investors Service, Inc. ("Moody's") or a BBB rating from Standard & Poor's Ratings Group ("S&P"), or if the Manager determines that they are of comparable quality. Securities rated Baa or BBB have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on bonds rated Baa or BBB than is the case for higher grade securities. Investors should review the Appendix to the Statement of Additional Information for a description of these ratings.

The Fund may invest up to 20% of its assets in non-U.S. securities, including securities of issuers in developing countries. See "Risk Considerations -- Non-U.S. Securities."

The Fund is designed to provide a higher level of current income than is generally available from shorter-term securities, but investors should be willing to accept the greater price fluctuations associated with higher levels of income. Under normal market conditions, the Fund's dollar weighted average portfolio maturity will be from three to ten years.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. Government securities, including (1) U.S. Treasury obligations, such as Treasury bills, notes and bonds, which are backed by the full faith and credit of the United States; and
(2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities that are backed by the full faith and credit of the U.S. Government. The Fund may also invest in other obligations issued by agencies or instrumentalities of the U.S. Government, some of which are supported by the right of the issuer to borrow from the U.S. Treasury and some of which are backed only by the credit of the issuer itself.

ASSET-BACKED SECURITIES. The Fund may purchase mortgage-backed securities issued or guaranteed as to payment of principal and interest by the U.S. Government or one of its agencies and backed by the full faith and credit of the U.S. Government, including direct pass-through certificates of GNMA. The Fund may also invest in mortgage-backed securities for which principal and interest payments are backed by the credit of particular agencies of the U.S. Government. Mortgage-backed securities are generally backed or collateralized by a pool of mortgages. These securities are sometimes called collateralized mortgage obligations or CMOs.

Even if the U.S. Government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment, because the underlying mortgages are refinanced to take advantage of the lower rates. Thus the prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.

The Fund may also invest in corporate asset-backed securities and collateralized mortgage obligations that are rated no lower than Baa by Moody's or BBB by S&P, or are judged by the Manager to be of comparable quality. These securities are backed by pools of assets, including, among other things, mortgage loans, automobile loans or credit card receivables. These securities are not backed by the U.S. Government and have special risks, including inherent difficulties in enforcing rights against the underlying assets.

Determinations of average maturity of asset-backed securities take into account expectations of prepayments, which may change in different interest rate environments. The Fund will not consider it a violation of policy if its average maturity deviates from its normal range as a result of actual or expected changes in prepayments.

ZERO-COUPON OBLIGATIONS. The Fund may invest up to 15% of its assets in zero-coupon obligations, such as zero-coupon bonds issued by companies and securities representing future principal and interest installments on debt obligations of the U.S. Government and governments of other countries. Zero-coupon obligations pay no current interest, and as a result their prices tend to be more volatile than those of securities that offer regular payments of interest. In order to pay cash distributions representing income on zero-coupon obligations, the Fund may have to sell other securities on unfavorable terms, and these sales may generate taxable gain for investors.

INVESTMENT STRUCTURE. Effective November 1, 1998, the Fund will invest in securities through U.S. Fixed Income Portfolio, a mutual fund which has the same investment objectives and policies as the Fund. The aggregate management fees payable by the Fund and the Portfolio to Citibank, N.A. are equal to the management fee that was payable by the Fund when the Fund invested directly in securities. The Fund's Trustees believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses that the Fund would incur if it were to continue investing directly in securities.

CERTAIN ADDITIONAL INVESTMENT POLICIES:
TEMPORARY INVESTMENTS. During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

OTHER PERMITTED INVESTMENTS. For more information regarding the Fund's permitted investments and investment practices, see the Appendix -- Permitted Investments and Investment Practices on page 19. The Fund will not necessarily invest or engage in each of the investments and investment practices in the Appendix but reserves the right to do so.

INVESTMENT RESTRICTIONS. The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Fund, including a limitation that the Fund may borrow money from banks in an amount not to exceed 1/3 of the Fund's net assets for extraordinary or emergency purposes (e.g., to meet redemption requests). Except as otherwise indicated, the Fund's investment objectives and policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in the Fund's securities will not be a violation of policy.

PORTFOLIO TURNOVER. Securities of the Fund will be sold whenever the Manager believes it is appropriate to do so in light of the Fund's investment objectives, without regard to the length of time a particular security may have been held. The Fund's annual portfolio turnover rate appears in the Financial Highlights for the Fund. See "Condensed Financial Information." The amount of transaction costs and realization of taxable capital gains will tend to increase as the level of portfolio activity increases.

BROKERAGE TRANSACTIONS. The primary consideration in placing the Fund's security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible.

RISK CONSIDERATIONS

The risks of investing in the Fund vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. Certain of these risks are described below.

CHANGES IN NET ASSET VALUE. The Fund's net asset value will fluctuate based on changes in the values of the underlying portfolio securities. This means that an investor's shares may be worth more or less at redemption than at the time of purchase.

INTEREST RATE RISK. The value of fixed income securities, including those backed by the U.S. Government, generally goes down when interest rates go up, and vice versa. Furthermore, the value of fixed income securities may vary based on anticipated or potential changes in interest rates. Changes in interest rates will generally cause bigger changes in the prices of longer-term securities than in the prices of shorter-term securities.

CREDIT RISK. Investors in the Fund should be aware that prices of fixed income securities fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower rated securities often fluctuate more than those of higher rated securities. It is possible that some issuers will be unable to make required payments on fixed income securities held by the Fund. Securities that are backed by the full faith and credit of the U.S. Government are generally thought to have minimal credit risk.

NON-U.S. SECURITIES. Investments in non-U.S. securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets and political or social instability. Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments. In addition, non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Non-U.S. markets may be less liquid and more volatile than U.S. markets, and may offer less protection to investors such as the Fund.

Because non-U.S. securities often are denominated in currencies other than the U.S. dollar, changes in currency exchange rates will affect the investment performance of the Fund. In addition, some non-U.S. currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets.

The costs attributable to non-U.S. investing, such as the costs of maintaining custody of securities in non-U.S. countries, frequently are higher than those of U.S. investing. As a result, the operating expense ratios of the Fund may be higher than those of investment companies investing exclusively in U.S. securities.

The Fund may invest in securities of issuers in developing countries, and all of these risks are increased for investments in issuers in developing countries.

INVESTMENT PRACTICES. Certain of the investment practices employed for the Fund may entail certain risks. These risks are in addition to risks described above and are described in the Appendix. See the Appendix -- Permitted Investments and Investment Practices on page 19.

VALUATION OF SHARES

Net asset value per share of the Fund is determined each day the New York Stock Exchange is open for trading (a "Business Day"). This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets of the Fund, then subtracting the Fund's liabilities, and then dividing the result by the number of the Fund's outstanding shares. The net asset value per share is effective for orders received and accepted by the Transfer Agent prior to its calculation.

Portfolio securities and other assets are valued primarily on the basis of market quotations, or if quotations are not available, by a method believed to accurately reflect fair value. Non-U.S. securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. In light of the non-U.S. nature of some of the Fund's investments, trading may take place in securities held by the Fund on days which are not Business Days and on which it will not be possible to purchase or redeem shares of the Fund.

PURCHASES

Shares of the Fund are offered continuously and may be purchased on any Business Day at the public offering price. The public offering price is the net asset value next determined after an order is transmitted to and accepted by the Transfer Agent. The Fund and the Transfer Agent reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

Shares may be purchased through certain financial institutions (which may include banks), securities dealers and other industry professionals (called Service Agents) that have entered into service agreements with the Distributor. Service Agents may receive certain fees from the Distributor and/ or the Fund. See "Management -- Distribution Arrangements." Investors should contact their Service Agents for information on purchases. Each Service Agent may establish its own terms, conditions and charges with respect to services it offers to its customers. Charges for these services may include fixed annual fees and account maintenance fees. The effect of any such fees will be to reduce the net return on the investment of customers of that Service Agent. Each Service Agent has agreed to transmit to its customers who are shareholders of the Fund appropriate prior written disclosure of any fees that it may charge them directly. Each Service Agent is responsible for transmitting promptly orders of its customers.

From time to time the Distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other sources available to it. The Distributor also may make payments for marketing, promotional or related expenses to dealers who engage in marketing efforts on behalf of the Fund. The amounts of these payments will be determined by the Distributor in its sole discretion and may vary among different dealers.

EXCHANGES

Shares may be exchanged for shares of the CitiSelect Portfolios and certain other CitiFunds, or may be acquired through an exchange of shares of those funds.

Shareholders must place exchange orders through the Transfer Agent or, if they are customers of a Service Agent, through their Service Agent, and may do so by telephone if their account applications so permit. For more information on telephone transactions see "Redemptions." All exchanges will be effected based on the relative net asset values per share next determined after the exchange order is received and accepted by the Transfer Agent. See "Valuation of Shares." Shares of the Fund may be exchanged only after payment in federal funds for the shares has been received by the Transfer Agent.

This exchange privilege may be modified or terminated at any time, upon at least 60 days' notice when such notice is required by Securities and Exchange Commission rules, and is available only in those jurisdictions where such exchanges legally may be made. See the Statement of Additional Information for further details. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

REDEMPTIONS

Fund shares may be redeemed at their net asset value next determined after a redemption request in proper form is received by the Transfer Agent. Each Service Agent is responsible for the prompt transmission of redemption orders to the Fund on behalf of its customers. A Service Agent may establish requirements or procedures regarding submission of redemption requests by its customers that are different from those described below. Shareholders should consult their Service Agents for details. A redemption is treated as a sale of the shares redeemed and could result in taxable gain or loss to the shareholder making the redemption.

REDEMPTIONS BY MAIL. Shareholders may redeem Fund shares by sending written instructions in proper form (as determined by the Transfer Agent or a shareholder's Service Agent) to the Transfer Agent or, if shareholders are customers of a Service Agent, their Service Agent. Shareholders are responsible for ensuring that a request for redemption is in proper form.

REDEMPTIONS BY TELEPHONE. Shareholders may redeem or exchange Fund shares by telephone, if their account applications so permit, by calling the Transfer Agent or, if they are customers of a Service Agent, their Service Agent. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Fund, the Transfer Agent and each Service Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for his or her name, address, telephone number, Social Security number, and account number. If these or other reasonable procedures are not followed, the Fund, the Transfer Agent or the Service Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to a redemption or exchange by telephone.

PAYMENT OF REDEMPTIONS. The proceeds of a redemption are paid in federal funds normally on the next Business Day, but in any event within seven days. If a shareholder requests redemption of shares which were purchased recently, the Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to ten days. See "Determination of Net Asset Value; Valuation of Securities; Additional Redemption Information" in the Statement of Additional Information regarding the Fund's right to pay the redemption price in kind with securities (instead of cash).

Questions about redemption requirements should be referred to the Transfer Agent or, for customers of a Service Agent, their Service Agent. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption price postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted or if an emergency exists.

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the Fund's net income from dividends and interest, if any, is paid to its shareholders of record as a dividend on a monthly basis on or around the last day of each month.

The Fund's net realized short-term and long-term capital gains, if any, will be distributed to the Fund's shareholders at least annually, in December. The Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

A shareholder may elect to receive dividends and capital gains distributions in either cash or additional shares of the Fund issued at net asset value.

MANAGEMENT

TRUSTEES AND OFFICERS: The Fund is supervised by the Board of Trustees of CitiFunds Fixed Income Trust. A majority of the Trustees are not affiliated with Citibank. More information on the Trustees and officers of the Fund appears under "Management" in the Statement of Additional Information.

INVESTMENT MANAGER: Citibank offers a wide range of banking and investment services to customers across the United States and throughout the world, and has been managing money since 1822. Its portfolio managers are responsible for investing in money market, equity and fixed income securities. Citibank and its affiliates manage more than $88 billion in assets worldwide. Citibank is a wholly-owned subsidiary of Citicorp. Citibank also serves as investment adviser to other registered investment companies. Citibank's address is 153 East 53rd Street, New York, New York 10043.

Subject to policies set by the Trustees, Citibank is responsible for overall management of the Fund pursuant to a Management Agreement with the Fund. Citibank also provides certain administrative services to the Fund. These administrative services include providing general office facilities and supervising the overall administration of the Fund. Pursuant to a sub-administrative services agreement with Citibank, the Distributor performs such sub-administrative duties for the Fund as from time to time are agreed upon by Citibank and the Distributor. The Distributor's compensation as sub-administrator is paid by Citibank.

Mark Lindbloom, a Vice President of Citibank, has served as manager of the Fund since June 1993, and has been a portfolio manager for fixed income securities since joining Citibank in 1986. Mr. Lindbloom has more than 12 years of investment management experience. Prior to joining Citibank, Mr. Lindbloom was a Fixed Income Portfolio Manager with Brown Brothers Harriman & Co. where he managed fixed income assets for discretionary institutional portfolios.

Management's discussion of the Fund's performance is included in the Fund's Annual Report to Shareholders, which investors may obtain without charge by calling 1-800-625-4554.

MANAGEMENT FEES. For its services under the Management Agreement, Citibank receives fees, which are accrued daily and paid monthly, of 0.70% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. Citibank may voluntarily agree to waive a portion of its management fees.

For the fiscal year ended December 31, 1997, the investment advisory fee paid to Citibank under a prior investment advisory agreement, after waivers, was 0.14% of the Fund's average daily net assets for that fiscal year.

BANKING RELATIONSHIPS. Citibank and its affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Citibank has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Citibank or in the possession of any affiliate of Citibank.

BANK REGULATORY MATTERS. The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Fund. Citibank believes that its services under the Management Agreement and the activities performed by it or its affiliates as Service Agents are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and administrative activities by banks. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services. If Citibank or its affiliates were to be prevented from acting as the Manager or a Service Agent, the Fund would seek alternative means for obtaining these services. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT: State Street Bank and Trust Company acts as transfer agent, dividend disbursing agent and custodian for the Fund. Securities may be held by a sub-custodian bank approved by the Trustees. State Street also provides fund accounting services and calculates the daily net asset value for the Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

DISTRIBUTION ARRANGEMENTS: CFBDS, 6 St. James Avenue, Boston, Massachusetts 02116 (telephone (617) 423-1679), is the distributor of the Fund's shares. Under a Service Plan which has been adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund. These fees may be used to make payments to the Distributor for distribution services and to Service Agents and others as compensation for the sale of shares of the Fund for advertising, marketing or other promotional activity, and for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund also may make payments to the Distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. In those states where CFBDS is not a registered broker-dealer, shares of the Fund are sold through Signature Broker-Dealer Services, Inc., as dealer.

The amounts paid by the Distributor to each Service Agent and other recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided by the Service Agent.

The Fund and the Distributor provide to the Trustees quarterly a written report of amounts expended pursuant to the Service Plan and the purposes for which the expenditures were made.

During the period they are in effect, the Service Plan and related Distribution Agreement obligate the Fund to pay fees to the Distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if these entities' expenses exceed the fees provided for under the Service Plan, the Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The Fund will pay the fees to the Distributor, Service Agents and others until the Service Plan or Distribution Agreement is terminated or not renewed. In that event, the Distributor's or Service Agent's expenses in excess of fees received or accrued through the termination date will be the Distributor's or Service Agent's sole responsibility and not obligations of the Fund.

TAX MATTERS

This discussion of taxes is for general information only. Investors should consult their own tax advisers about their particular situations.

The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies so that it will not be liable for any federal income or excise taxes. The Fund may pay withholding or other taxes to foreign governments during the year, however, and these taxes will reduce the Fund's dividends.

Fund dividends and capital gains distributions are subject to federal income tax and may also be subject to state and local taxes. Dividends and distributions are treated in the same manner for federal tax purposes whether they are paid in cash or as additional shares. Generally, distributions from the Fund's net investment income and short-term capital gains will be taxed as ordinary income. A portion of distributions from net investment income may be eligible for the dividends-received deduction available to corporations. Distributions of long-term net capital gains will be taxed as such regardless of how long the shares of the Fund have been held. Such capital gains may be taxable to shareholders that are individuals, estates, or trusts at maximum rates of 20%, 25%, or 28% depending upon the source of the gains.

Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares just before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Early each year, the Fund will notify its shareholders of the amount and tax status of distributions paid to shareholders for the preceding year. Investors should consult their own tax advisers regarding the status of their accounts under state and local laws.

PERFORMANCE INFORMATION

Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield or total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.

The Fund may provide its period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period, reflects any change in net asset value per share and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period.

The Fund may provide annualized "yield" and "effective yield" quotations. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one-year period and is shown as a percentage of the public offering price on the last day of that period. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that 30-day or one-month period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

Of course, any fees charged by a shareholder's Service Agent will reduce that shareholder's net return on his or her investment. See the Statement of Additional Information for more information concerning the calculation of yield and total rate of return quotations for the Fund.

GENERAL INFORMATION

ORGANIZATION: The Fund is a series of CitiFunds Fixed Income Trust, a Massachusetts business trust that was organized on June 23, 1986. The Trust is also an open-end management investment company registered under the 1940 Act. Prior to March 2, 1998, the Fund was called Landmark Intermediate Income Fund and CitiFunds Fixed Income Trust was called Landmark Fixed Income Funds.

The Fund is a diversified mutual fund. Under the 1940 Act, a diversified mutual fund must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the mutual fund and not more than 10% of the voting securities of the issuer.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

The Fund is permitted to invest all or a portion of its assets in one or more investment companies.

INVESTMENT STRUCTURE: The Fund currently invests directly in securities. However, in the future, the Fund may invest in securities indirectly through one or more investment companies, to the extent permitted by applicable law. Shareholder approval is not needed to change the Fund's investment structure.

VOTING AND OTHER RIGHTS: CitiFunds Fixed Income Trust may issue an unlimited number of shares, may create new series of shares and may divide shares in each series into classes. Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each series of CitiFunds Fixed Income Trust have equal voting rights except that, in matters affecting only a particular series or class, only shares of that particular series or class are entitled to vote.

At any meeting of shareholders of the Fund, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Service Agent is the holder of record.

As a Massachusetts business trust, CitiFunds Fixed Income Trust is not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in the Fund's fundamental investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund.

CERTIFICATES: The Fund's Transfer Agent maintains a share register for shareholders of record. Share certificates are not issued.

RETIREMENT PLANS: Investors may be able to establish new accounts in the Fund under one of several tax-sheltered plans. Such plans include IRAs, Keogh or Corporate Profit-Sharing and Money-Purchase Plans, 403(b) Custodian Accounts, and certain other qualified pension and profit-sharing plans. Investors should consult with their Service Agents and tax and retirement advisers.

EXPENSES: In addition to amounts payable under its Management Agreement and Service Plan, the Fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with Citibank or the Distributor, government fees, taxes, accounting and legal fees, expenses of communicating with shareholders, interest expense, and insurance premiums.

For the fiscal year ended December 31, 1997, the total expenses for the Fund were 0.92% of the average daily net assets for that fiscal year.

All fee waivers and reimbursements are voluntary and may be reduced or terminated at any time.

COUNSEL AND INDEPENDENT AUDITORS: Bingham Dana LLP, 150 Federal Street, Boston, MA 02110, is counsel for the Fund. Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110, are the independent auditors for the Fund.

-------------------------------------------------------------------------------

The Statement of Additional Information dated the date hereof contains more detailed information about the Fund, including information related to (i) investment policies and restrictions, (ii) the Trustees, officers and investment manager, (iii) securities transactions, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) the method used to calculate performance information and (vi) the determination of net asset value.

No person has been authorized to give any information or make any representations not contained in this Prospectus or the Statement of Additional Information in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. This Prospectus does not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

APPENDIX

PERMITTED INVESTMENTS AND
INVESTMENT PRACTICES

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements in order to earn a return on temporarily available cash. Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. There may be delays and risks of loss if the seller is unable to meet its obligation to repurchase.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When the Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements and in order to generate additional income, the Fund may lend its portfolio securities to broker-dealers and other institutional borrowers. Such loans must be callable at any time and continuously secured by collateral (cash or U.S. Government securities) in an amount not less than the market value, determined daily, of the securities loaned. It is intended that the value of securities loaned by the Fund would not exceed 30% of the Fund's total assets.

In the event of the bankruptcy of the other party to a securities loan, a repurchase agreement or reverse repurchase agreement, the Fund could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities loaned or sold has increased or the value of the securities purchased has decreased, the Fund could experience a loss.

RULE 144A SECURITIES. The Fund may purchase restricted securities that are not registered for sale to the general public. If the Manager determines that there is a dealer or institutional market in the securities, the securities will not be treated as illiquid for purposes of the Fund's investment limitations. The Trustees will review these determinations. These securities are known as "Rule 144A securities," because they are traded under SEC Rule 144A among qualified institutional buyers. Institutional trading in Rule 144A securities is relatively new, and the liquidity of these investments could be impaired if trading in Rule 144A securities does not develop or if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS. The Fund may invest up to 15% of its net assets (taken at market value) in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

"WHEN-ISSUED" SECURITIES. In order to ensure the availability of suitable securities, the Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities would be delivered to the Fund at a future date beyond customary settlement time. Under normal circumstances, the Fund takes delivery of the securities. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. While awaiting delivery of the securities, the Fund establishes a segregated account consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments to purchase "when-issued" securities. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

CURRENCY EXCHANGE CONTRACTS. Forward currency exchange contracts may be entered into for the Fund for the purchase or sale of non-U.S. currency for hedging purposes against adverse rate changes or otherwise to achieve the Fund's investment objectives. A currency exchange contract allows a definite price in dollars to be fixed for securities of non-U.S. issuers that have been purchased or sold (but not settled) for the Fund. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may use financial futures in order to protect itself from fluctuations in interest rates (sometimes called "hedging") without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio in an effort to reduce potential losses or enhance potential gain. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a security at a specified future time and price, or for making payment of a cash settlement based on changes in the value of a security or an index of securities. Because the value of a futures contract changes based on the price of the underlying security, futures contracts are commonly referred to as "derivatives." Futures contracts are a generally accepted part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. The futures contracts that may be purchased by the Fund are standardized contracts traded on commodities exchanges or boards of trade.

When the Fund purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the face amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of the Fund's initial margin deposit. The Fund does not currently intend to enter into a futures contract if, as a result, the initial margin deposits on all of the Fund's futures contracts would exceed approximately 5% of the Fund's net assets. Also, the Fund intends to limit its futures contracts so that the value of the securities covered by its futures contracts would not generally exceed 50% of its total assets other than its futures contracts and to segregate sufficient assets to meet its obligations under outstanding futures contracts.

The ability of the Fund to utilize futures contracts successfully will depend on the Manager's ability to predict interest rate movements, which cannot be assured. In addition to general risks associated with any investment, the use of futures contracts entails the risk that, to the extent the Manager's view as to interest rate movements is incorrect, the use of futures contracts, even for hedging purposes, could result in losses greater than if they had not been used. This could happen, for example, if there is a poor correlation between price movements of futures contracts and price movements in the Fund's related portfolio position. Also, although the Fund will purchase only standardized futures traded on regulated exchanges, the futures markets may not be liquid in all circumstances. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. When futures contracts are used for hedging, even if they are successful in minimizing the risk of loss due to a decline in the value of the hedged position, at the same time they limit any potential gain which might result from an increase in value of such position.

The use of futures contracts potentially exposes the Fund to the effects of "leveraging," which occurs when futures are used so that the Fund's exposure to the market is greater than it would have been if the Fund had invested directly in the underlying securities. "Leveraging" increases the Fund's potential for both gain and loss. As noted above, the Fund intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Fund. The use of futures contracts may increase the amount of taxable income of the Fund and may affect in other ways the amount, timing and character of the Fund's income for tax purposes, as more fully discussed in the section entitled "Certain Additional Tax Matters" in the Statement of Additional Information.

The use of futures by the Fund and some of their risks are described more fully in the Statement of Additional Information.

SHORT SALES "AGAINST THE BOX." In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." A Fund may make a short sale as a hedge, when it believes that the value of a security owned by the Fund (or a security convertible or exchangeable for such security) may decline. Not more than 40% of the Fund's total assets would be involved in short sales "against the box."
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